UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 24, 2015

AT&T INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

______________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders

Annual Meeting of Stockholders

      The 2015 Annual Meeting of the stockholders of AT&T Inc. was held on April 24, 2015, in Spokane, Washington. Stockholders representing 4,070,281,229 shares, or 78.43%, of the common shares outstanding as of the February 25, 2015, record date were present in person or were represented at the meeting by proxy.  Final voting results are shown below.

      Each matter was determined by a majority of votes cast, except that the advisory approval of executive compensation was a non-binding proposal and the preference of the stockholders was determined by the choice receiving the greatest number of votes.

Election of Directors
The following Directors were elected by the affirmative vote of a majority of the votes cast:
Nominees for Director	Votes Cast For		Votes Cast Against		Abstain	Broker Non-Votes
	Number	% of Votes Cast	Number	% of Votes Cast
Randall L. Stephenson	2,600,689,734	96.24	101,482,981	3.76	40,561,838	1,327,528,190
Scott T. Ford	2,641,431,122	97.21	75,858,093	2.79	25,456,270	1,327,528,190
Glenn H. Hutchins	2,682,343,080	98.72	34,712,986	1.28	25,689,927	1,327,528,190
William E. Kennard	2,674,880,919	98.46	41,931,505	1.54	25,928,237	1,327,528,190
Jon C. Madonna	2,656,982,627	97.81	59,545,993	2.19	26,208,643	1,327,528,190
Michael B. McCallister	2,682,181,832	98.72	34,684,172	1.28	25,879,336	1,327,528,190
John B. McCoy	2,569,794,622	94.65	145,331,313	5.35	27,615,289	1,327,528,190
Beth E. Mooney	2,681,491,559	98.65	36,612,915	1.35	24,640,687	1,327,528,190
Joyce M. Roché	2,582,589,792	95.04	134,878,421	4.96	25,264,691	1,327,528,190
Mathew K. Rose	2,605,618,540	95.90	111,284,237	4.10	25,833,061	1,327,528,190
Cynthia B. Taylor	2,612,596,113	96.12	105,490,544	3.88	24,662,637	1,327,528,190
Laura D’Andrea Tyson	2,629,006,278	96.72	89,056,044	3.28	24,674,972	1,327,528,190

Proposals Submitted by Board of Directors
The ratification of the appointment of Independent Auditors received the affirmative vote of a majority of the votes cast and was passed.  The advisory approval of executive compensation is non-binding, and the preference of the stockholders was determined by the choice that received the greatest number of votes.

Proposal	Votes Cast For		Votes Cast Against		Abstain	Broker Non-Votes
	Number	% of Votes Cast	Number	% of Votes Cast
Ratification of appointment of Independent Auditors.	3,980,110,857	98.51	60,372,219	1.49	29,749,514	NA
Advisory approval of executive compensation.	2,099,545,105	78.12	588,038,868	21.88	55,119,978	1,327,528,190

Proposals Submitted by Stockholders
The following proposals failed to receive the affirmative vote of the majority of votes cast and were defeated.
Proposal	Votes Cast For		Votes Cast Against			Broker Non-Votes
	Number	% of Votes Cast	Number	% of Votes Cast	Abstain
Political Spending Report.	670,913,792	25.60	1,949,410,577	74.40	122,355,574	1,327,528,190
Lobbying Report.	879,146,235	33.57	1,739,889,736	66.43	123,666,581	1,327,528,190
Special Meetings.	877,199,793	32.64	1,810,537,041	67.36	54,974,667	1,327,528,190

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.
Date: April 28, 2015	By: /s/ Stacey Maris Stacey Maris Senior Vice President and Secretary